Exhibit 10.2
TIME WARNER CABLE INC.
290 Harbor Drive
Stamford, CT 06902
April 18, 2007

Comcast Cable Communications Holdings, Inc.	Comcast Corporation
1500 Market Street	1500 Market Street
Philadelphia, PA 19102-2184	Philadelphia, PA 19102-2184
ATTN: General Counsel	ATTN: General Counsel

MOC Holdco I, LLC	Comcast of Louisiana/Mississippi/Texas, LLC
1201 N. Market Street	1500 Market Street
Suite 1405	Philadelphia, PA 19102-2184
Wilmington, DE 19801	ATTN: General Counsel
Ladies and Gentlemen:
          Reference is made to that certain Redemption Agreement, dated as of April 20, 2005, as amended from time to time (as amended, the “TWE Redemption Agreement”), by and among Comcast Cable Communications Holdings, Inc., a Delaware corporation (“Comcast Cable”), MOC Holdco I, LLC, a Delaware limited liability company (“MOC Holdco I”) and successor to TWE Holdings I Trust, a Delaware statutory trust, Comcast of Louisiana/Mississippi/Texas, LLC (f/k/a Cable Holdco III LLC), a Delaware limited liability company (“Holdco III”), Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), and, for certain limited purposes, Comcast Corporation (“Comcast Parent”), Time Warner Cable Inc. (“TWC”) and Time Warner Inc., a Delaware corporation (“Time Warner”).
          Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the TWE Redemption Agreement.
          WHEREAS, the Closing under the TWE Redemption Agreement took place on July 31, 2006; and
          WHEREAS, the relevant parties hereto desire to amend the TWE Redemption Agreement, pursuant to Section 13.5 of such agreement.
          NOW, THEREFORE, in consideration of the foregoing:
     A.  The relevant parties hereto, intending to be legally bound, hereby agree (on behalf of themselves and their respective Affiliates) that the TWE Redemption Agreement is hereby amended as follows:

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          Section 8.1 of the TWE Redemption Agreement shall be deleted and replaced with the following:
          “All items of TWE’s income, gain, loss, deduction and other tax items with respect to the portion of the partnership taxable year ending on the Closing Date shall be allocated for Income Tax purposes pro rata on the basis of the number of days in such portion of the partnership taxable year as a percentage of the number of days in the entire partnership taxable year.”
     B.  For the avoidance of doubt, the relevant parties hereto further acknowledge and agree (on behalf of themselves and their respective Affiliates) as follows:
          1. Section 7.25 of TWE Redemption Agreement shall be applied on the basis of the pro rata method of allocation as provided in Section 8.1 of the TWE Redemption Agreement, as amended herein.
          2. Pursuant to Section 8.1 of the TWE Redemption Agreement, as amended herein, TWE shall allocate income, gain, loss, deduction and other tax items for Fiscal Year 2006 according to a pro rata method of allocation, and, pursuant to Section 10.2 of the TWE Partnership Agreement, the requirement, pursuant to Section 3.4 of the Partnership Agreement, of an interim closing of TWE’s books upon any change in the relative interests of the Partners (as defined in the TWE Partnership Agreement) is hereby waived with respect to the change in the relative interests of the Partners resulting from the Closing.
* * * * *
          Except as specifically amended by this letter agreement, the TWE Redemption Agreement shall remain in full force and effect and is hereby ratified and confirmed to the extent applicable to the parties hereto. This letter agreement shall be construed as one with the TWE Redemption Agreement, and the TWE Redemption Agreement shall, where the context requires, be read and construed to incorporate the amendments reflected in this letter agreement.
          This letter agreement shall not be deemed to amend the TWE Partnership Agreement and, except as to any provision specifically waived by this letter agreement, the TWE Partnership Agreement shall remain in full force and effect and is hereby ratified and confirmed to the extent applicable to the Partners as parties hereto.
          This letter agreement shall be governed by and construed in accordance with the TWE Redemption Agreement and the TWE Partnership Agreement, as applicable.
          Any amendment of this letter agreement must be in writing. This letter agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, and all of which, when taken together, shall constitute one agreement. Each party hereto confirms that any facsimile copy of such party’s executed

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counterpart of this letter agreement (or its signature page thereof) shall be deemed to be an executed original thereof.
          THE VALIDITY, PERFORMANCE, AND ENFORCEMENT OF THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.
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          IN WITNESS WHEREOF, each of the undersigned has executed this letter agreement as of the day and year first above written.

COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.

By:	/s/ Robert S. Pick

Name: Robert S. Pick Title: Senior Vice President

COMCAST OF LOUISIANA/ MISSISSIPPI/TEXAS, LLC

By:	/s/ Robert S. Pick

Name: Robert S. Pick Title: Senior Vice President

COMCAST CORPORATION

By:	/s/ Robert S. Pick

Name: Robert S. Pick Title: Senior Vice President

On behalf of itself and as successor to TWE Holdings I Trust:

MOC HOLDCO I, LLC By: Comcast Capital Corporation, its Manager

By:	/s/ James P. McCue

Name: James P. McCue Title: President

TIME WARNER CABLE INC.

		By:	/s/ Satish Adige

Name: Satish Adige Title: SVP, Investments

TIME WARNER ENTERTAINMENT COMPANY, L.P.

		By:	/s/ Satish Adige

Name: Satish Adige Title: SVP, Investments

TIME WARNER INC.

		By:	/s/ Annaliese Kambour

Name: Annaliese Kambour Title: Sr. V.P. Tax

Acknowledged and Agreed:

TIME WARNER NY CABLE LLC

By:	/s/ Satish Adige

Name: Satish Adige Title: SVP, Investments